Exhibit 99.1

Tabula Rasa HealthCare Provides Corporate Updates

Appoints Brian Adams as President and Chief Executive Officer and a Member of the Board of Directors, Effective Immediately

Appoints Richard W. Rew II as Chief Legal Officer and Corporate Secretary

Announces Preliminary Unaudited First Quarter 2023 Revenue Exceeding Guidance

MOORESTOWN, N.J., April 13, 2023 – Tabula Rasa HealthCare, Inc.® (Nasdaq: TRHC) (“TRHC” or the “Company”), a leading healthcare technology company advancing the safe use of medications, today announced the appointment of Brian Adams as President and Chief Executive Officer. Mr. Adams, who was serving as TRHC’s interim Chief Executive Officer since September 2022 and previously served as the Company’s Co-President and Chief Financial Officer, was also appointed to the Company’s Board of Directors (the “Board”) as a Class I director, effective immediately.

The Company today also announced that Richard W. Rew II has joined the Company as Chief Legal Officer and Corporate Secretary, effective April 10, 2023. Mr. Rew joins the Company from IsoPlexis Corporation, where he served as Senior Vice President, General Counsel and Secretary. As Chief Legal Officer, Mr. Rew will be responsible for legal operations, litigation, corporate governance, and regulatory affairs of the Company. Mr. Rew will report to Mr. Adams.

In addition, the Company reported today preliminary unaudited estimated revenue from continuing operations for the quarter ended March 31, 2023.

Statements on Chief Executive Officer Appointment

Michael Purcell, Chairman of the Board, commented:

“As interim CEO, Brian has brought stability to the organization and laid a strong foundation for both profitable growth and long-term value creation. Thanks to his deep industry experience and strong knowledge of our primary target markets, in particular the Program of All-Inclusive Care for the Elderly (PACE), he has also earned the respect of our clients, partners, team members and shareholders. The Board’s decision to appoint Brian as the Company’s CEO reflects its commitment to fostering a high-performing management team and retaining, rewarding and developing TRHC’s own talent. We firmly believe Brian is the right leader as we embark on the next chapter for the Company.”

Brian Adams, President and Chief Executive Officer, added:

"I greatly appreciate the Board's trust and belief in me, and I am honored to continue working alongside a talented management team and dedicated employee base. Over the past few months, we have made significant strides refocusing our business around our solutions for PACE, our fastest growing market, and we are committed to advancing these offerings in order to support future growth and enhance our client experience. Our combination of solutions is not only relevant in PACE, but also to adjacent healthcare markets taking on financial risk and serving similar demographics and I am excited to capitalize on these opportunities. The Board and the leadership team are confident in our current market position and look forward to keeping the momentum going as we continue to make positive impacts on patient care for our clients.”

Preliminary Estimated First Quarter 2023 Revenues From Continuing Operations

The Company is also reporting today preliminary unaudited estimated revenue from continuing operations for the quarter ended March 31, 2023. Preliminary unaudited estimated revenue from continuing operations for the first quarter of 2023 is expected to be between $87.0 - $88.5 million, exceeding the prior guidance range of $82 - $84 million. The Company plans to report its first quarter 2023 financial results in early May.

About Brian Adams

Mr. Brian Adams is the President and Chief Executive Officer of Tabula Rasa HealthCare. Prior to this role, Mr. Adams served as interim CEO and before that, Co-President of the Company, overseeing strategy, sales and account management, professional affairs, IT and software engineering, human resources, legal and finance. He formerly served as TRHC’s Chief Financial Officer, guiding TRHC through successful public and private debt and equity financing efforts and designed and implemented a plan to achieve profitability. His broad management experience includes strategic planning, business performance optimization, and financial integration for mergers and acquisitions.

About Richard W. Rew II

Mr. Rew is the Chief Legal Officer and Corporate Secretary of Tabula Rasa Healthcare. He has served as General Counsel to public companies for more than 20 years. Mr. Rew's relevant experience includes serving as Senior Vice President and General Counsel of several companies in the healthcare/medical device space including ArthoCare Corporation, Luminex Corporation and, most recently, IsoPlexis Corporation. Mr. Rew has relevant experience in corporate governance, M&A, compliance, litigation, and regulatory matters.

About Tabula Rasa HealthCare

Tabula Rasa HealthCare provides medication safety solutions that empower healthcare professionals and consumers to optimize medication regimens, combating medication overload and reducing adverse drug events. TRHC’s proprietary technology solutions, including MedWise®, improve patient outcomes, reduce hospitalizations, and lower healthcare costs. TRHC’s extensive clinical tele-pharmacy network improves care for patients nationwide. Its solutions are trusted by health plans and at-risk provider groups to help drive value-based care. For more information, visit TRHC.com.

The historical financial data included in this press release are unaudited and preliminary, based upon the Company’s estimates and subject to completion of its financial closing procedures. Moreover, these data have been prepared on the basis of currently available information by, and are the responsibility of, management. The Company’s independent auditors, KPMG LLP, have not audited or reviewed, and do not express an opinion with respect to these data. Management believes that such preliminary unaudited historical financial data have been prepared on a reasonable basis. However, because currently available information is preliminary, such estimates should not be relied on as necessarily indicative of the Company’s financial results for the quarter ended March 31, 2023. This summary is not a comprehensive statement of the Company’s financial results for the quarter ended March 31, 2023. The Company’s actual results, including net income, or other reported financial measures, such as Adjusted EBITDA, are yet to be finalized and are subject to the completion of the Company’s financial closing procedures, final adjustments and other developments that may arise between now and the time the financial results for the quarter ended March 31, 2023 are finalized.

Safe Harbor Statement

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by words such as “believe,” “will,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” “predict,” “could,” “potentially” or the negative of these terms or similar expressions. You should read these statements carefully because they discuss future expectations, contain projections of future results of operations or financial condition, or state other “forward-looking” information. These statements relate to, without limitation, our future plans, objectives, expectations, intentions, and financial performance and the assumptions that underlie these statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that might cause such a difference include, but are not limited to: (i) our expectations regarding industry and market trends, including the expected growth and continued structural change and consolidation in the market for healthcare in the United States; (ii) our expectations about the growth of Programs of All-Inclusive Care for the Elderly (“PACE”) organizations; (iii) our expectations about private payers establishing their own at-risk programs; (iv) the advantages of our solutions as compared to those of competitors; (v) our estimates about our financial performance; (vi) the visibility into future cash flows from our business model; (vii) our ability to reduce expenses as a result of our disposition of non-core businesses; (viii) our growth strategy, including our ability to grow our client base; (ix) our plans to further penetrate existing markets and enter new markets; (x) expectations of earnings, revenue, and other financial items; (xi) plans, strategies, and objectives of management for future operations; (xii) our ability to establish and maintain intellectual property rights; (xiii) our ability to retain and hire necessary associates and appropriately staff our operations; (xiv) future capital expenditures; (xv) future economic conditions or performance; (xvi) our plans to pursue strategic acquisitions and partnerships; (xvii) our plans to expand and enhance our solutions; and (xviii) our estimates regarding capital requirements and needs for additional financing; and (xix) the risks described in Part I, Item 1A of our 2022 Form 10-K filed with the Securities and Exchange Commission on March 10, 2023, and our other filings and reports filed with or furnished to the Securities and Exchange Commission. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. These statements, like all statements in this report, speak only as of their date, and we undertake no obligation to update or revise these statements in light of future developments, except as required by applicable law. We caution investors that our business and financial performance are subject to substantial risks and uncertainties.

Contacts:

Investors

Frank Sparacino

fsparacino@trhc.com

T: 312-451-2157

Media

Anthony Mirenda

amirenda@trhc.com

T: 908-380-2143

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